UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2022

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FAF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 10, 2022, First American Financial Corporation (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2021. The full text of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1 hereto, is being “furnished” in accordance with General Instruction B.2 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated in such filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2022, the Company’s Board of Directors promoted Kenneth D. DeGiorgio to chief executive officer and appointed him as a director of the Company.  No other changes were made to his employment arrangement at this time.  Since 2021, Mr. DeGiorgio, 50, served as the Company’s president with oversight responsibility for the Company’s operating groups, including its title insurance, specialty insurance and data and analytics businesses. He served as executive vice president from 2010 to 2021, overseeing the Company's international division, trust company and various corporate functions.  He serves as a director of Offerpad Solutions Inc. (NYSE:OPAD), a leading tech-enabled real estate company.  Mr. DeGiorgio does not serve on any committees of the Board of Directors.

Also on February 4, 2022, Dennis J. Gilmore resigned as the Company’s chief executive officer and was appointed chairman of the Board of Directors.  During a transition period ending September 9, 2022, Mr. Gilmore will continue to be an employee of the Company and he will continue to receive his same base salary, but he is not expected to receive a bonus or equity compensation for his 2022 service as an employee.  After September 9, he will receive director compensation and equity awards for his service as chairman (prorated for 2022).

A copy of the press release announcing these changes is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 10, 2022*
99.2	Press Release, dated February 9, 2022*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date: February 10, 2022	By:	/s/ Lisa W. Cornehl
		Name:	Lisa W. Cornehl
		Title:	Senior Vice President, Chief Legal Officer

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